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                                                                    EXHIBIT 99.2

                 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-K of Brand Intermediate Holdings, Inc. (the "Company") for the period ended December 31, 2002, I, Jeffrey W. Peterson, Chief Financial Officer and Vice President, Finance, of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Form 10-K of the Company for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2) the information contained in such Form 10-K of the Company for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 31, 2003                       /s/    Jeffrey W. Peterson
                                            -----------------------------
                                            Jeffrey W. Peterson
                                            Chief Financial Officer and
                                            Vice President, Finance